PROXY                                                             PROXY

                     OPTICAL COATING LABORATORY, INC.

                  THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints JOSEPH C. ZILS and AGIE NAVARRO, and each of them, each with full power of substitution as proxies for the undersigned, to represent the undersigned at Annual Meeting of Stockholders of Optical Coating Laboratory, Inc. to be held at the Corporate Offices of Optical Coating Laboratory, Inc., 2789 Northpoint Parkway, Santa Rosa, California on April 1, 1999 at 3:30 p.m. (PST) and any adjournment thereof, and to vote all shares of Common Stock held of record by the undersigned on February 5, 1999 on the following:

            (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)


THE MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: [X]



ITEM 1.   Election of Directors  [  ]  FOR   [  ] WITHHOLD FOR ALL

          To withhold authority for any individual nominee, strike A line through the nominee's name in the list below:

          Herbert M. Dwight, Jr.
          Charles J. Abbe
          Douglas C. Chance
          Shoei Kataoka
          John McCullough
          Julian Schroeder
          Renn Zaphiropoulos


ITEM 2.  Approval of the 1999 Employee Stock Purchase Plan

         [  ]  FOR              [  ]  AGAINST               [  ] ABSTAIN


ITEM 3.  Approval of the 1999 Incentive Compensation Plan

         [  ]  FOR              [  ]  AGAINST               [  ] ABSTAIN


ITEM 4. Ratification of Deloitte & Touche as Independent Auditors of the Company

         [  ]  FOR              [  ]  AGAINST               [  ] ABSTAIN


In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment thereof.


          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
        THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.


       IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
                         ITEMS 1, 2, 3 AND 4.


Signature(s)____________________________________  Date____________________


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as a corporation, attorney, executor, administrator, trustee or guardian, please give full title as such.